Exhibit 21.1
Republic Services, Inc.
Active Subsidiaries and Affiliates

623 Landfill, Inc.	Corporation
A D A J Corporation	Corporation
A-Best Disposal, Inc.	Corporation
Abilene Landfill TX, LP	Limited Partnership
Ace Disposal Services, Inc.	Corporation
Action Disposal, Inc.	Corporation
Ada County Development Company, Inc.	Corporation
Adrian Landfill, Inc.	Corporation
ADS of Illinois, Inc.	Corporation
ADS, Inc.	Corporation
Agri-Tech, Inc. of Oregon	Corporation
Agricultural Acquisitions, LLC	Limited Liability Company
Alabama Recycling Services, Inc.	Corporation
Albany-Lebanon Sanitation, Inc.	Corporation
Allied Acquisition Pennsylvania, Inc.	Corporation
Allied Acquisition Two, Inc.	Corporation
Allied Enviroengineering, Inc.	Corporation
Allied Gas Recovery Systems, L.L.C.	Limited Liability Company
Allied Green Power, Inc.	Corporation
Allied Nova Scotia, Inc.	Corporation
Allied Receivables Funding Incorporated	Corporation
Allied Services, LLC	Limited Liability Company
Allied Transfer Systems of New Jersey, LLC	Limited Liability Company
Allied Waste Alabama, Inc.	Corporation
Allied Waste Company, Inc.	Corporation
Allied Waste Environmental Management Group, LLC	Limited Liability Company
Allied Waste Hauling of Georgia, Inc.	Corporation
Allied Waste Holdings (Canada) Ltd.	Corporation
Allied Waste Industries (Arizona), Inc.	Corporation
Allied Waste Industries (New Mexico), Inc.	Corporation
Allied Waste Industries (Southwest), Inc.	Corporation
Allied Waste Industries of Georgia, Inc.	Corporation
Allied Waste Industries of Illinois, Inc.	Corporation
Allied Waste Industries of Northwest Indiana, Inc.	Corporation
Allied Waste Industries of Tennessee, Inc.	Corporation
Allied Waste Industries, Inc.	Corporation
Allied Waste Landfill Holdings, Inc.	Corporation
Allied Waste Niagara Falls Landfill, LLC	Limited Liability Company
Allied Waste North America, Inc.	Corporation
Allied Waste of California, Inc.	Corporation
Allied Waste of Long Island, Inc.	Corporation
Allied Waste of New Jersey, Inc.	Corporation
Allied Waste of New Jersey-New York, LLC	Limited Liability Company
Allied Waste of Ponce, Inc.	International
Allied Waste of Puerto Rico, Inc.	International
Allied Waste Recycling Services of New Hampshire, LLC	Limited Liability Company
Allied Waste Rural Sanitation, Inc.	Corporation
Allied Waste Services of Colorado, Inc.	Corporation

Allied Waste Services of Massachusetts, LLC	Limited Liability Company
Allied Waste Services of North America, LLC	Limited Liability Company
Allied Waste Services of Page, Inc.	Corporation
Allied Waste Services of Stillwater, Inc.	Corporation
Allied Waste Sycamore Landfill, LLC	Limited Liability Company
Allied Waste Systems Holdings, Inc.	Corporation
Allied Waste Systems of Arizona, LLC	Limited Liability Company
Allied Waste Systems of Colorado, LLC	Limited Liability Company
Allied Waste Systems of Indiana, LLC	Limited Liability Company
Allied Waste Systems of Michigan, LLC	Limited Liability Company
Allied Waste Systems of Montana, LLC	Limited Liability Company
Allied Waste Systems of New Jersey, LLC	Limited Liability Company
Allied Waste Systems of North Carolina, LLC	Limited Liability Company
Allied Waste Systems of Pennsylvania, LLC	Limited Liability Company
Allied Waste Systems, Inc.	Corporation
Allied Waste Transfer Services of Arizona, LLC	Limited Liability Company
Allied Waste Transfer Services of California, LLC	Limited Liability Company
Allied Waste Transfer Services of Florida, LLC	Limited Liability Company
Allied Waste Transfer Services of Iowa, LLC	Limited Liability Company
Allied Waste Transfer Services of Lima, LLC	Limited Liability Company
Allied Waste Transfer Services of New York, LLC	Limited Liability Company
Allied Waste Transfer Services of North Carolina, LLC	Limited Liability Company
Allied Waste Transfer Services of Oregon, LLC	Limited Liability Company
Allied Waste Transfer Services of Rhode Island, LLC	Limited Liability Company
Allied Waste Transfer Services of Utah, Inc.	Corporation
Allied Waste Transportation, Inc.	Corporation
American Disposal Services of Illinois, Inc.	Corporation
American Disposal Services of Kansas, Inc.	Corporation
American Disposal Services of Missouri, Inc.	Corporation
American Disposal Services of New Jersey, Inc.	Corporation
American Disposal Services of West Virginia, Inc.	Corporation
American Disposal Services, Inc.	Corporation
American Disposal Transfer Services of Illinois, Inc.	Corporation
American Materials Recycling Corp.	Corporation
American Sanitation, Inc.	Corporation
American Transfer Company, Inc.	Corporation
Anderson Solid Waste, Inc.	Corporation
Anson County Landfill NC, LLC	Limited Liability Company
Apache Junction Landfill Corporation	Corporation
Arbor Hills Holdings L.L.C.	Minority Interest
Arc Disposal Company, Inc.	Corporation
Area Disposal, Inc.	Corporation
Ariana, LLC	Limited Liability Company
Astro Waste Services, Inc.	Corporation
Atlantic Waste Holding Company, Inc.	Corporation
Atlas Transport, Inc.	Corporation
Attwoods of North America, Inc.	Corporation
Audit Committee	Committee
Autauga County Landfill, LLC	Limited Liability Company
Automated Modular Systems, Inc.	Corporation
Autoshred, Inc.	Corporation

AWIN Leasing Company, Inc.	Corporation
AWIN Leasing II, LLC	Limited Liability Company
AWIN Management, Inc.	Corporation
Barker Brothers Waste, Incorporated	Corporation
Barker Brothers, Inc.	Corporation
Bay Collection Services, Inc.	Corporation
Bay Environmental Management, Inc.	Corporation
Bay Landfills, Inc.	Corporation
Bay Leasing Company, Inc.	Corporation
BBCO, Inc.	Corporation
Belleville Landfill, Inc.	Corporation
Benson Valley Landfill General Partnership	General Partnership
Benton County Development Company	General Partnership
Berkeley Sanitary Service, Inc.	Corporation
Berrien County Landfill, Inc.	Corporation
BFGSI Series 1997-A Trust	Minority Interest
BFGSI, L.L.C.	Limited Liability Company
BFI Argentina, S.A.	International
BFI Atlantic, Inc.	Corporation
BFI Energy Systems of Albany, Inc.	Corporation
BFI Energy Systems of Boston, Inc.	Corporation
BFI Energy Systems of Delaware County, Inc.	Corporation
BFI Energy Systems of Essex County, Inc.	Corporation
BFI Energy Systems of Hempstead, Inc.	Corporation
BFI Energy Systems of Niagara II, Inc.	Corporation
BFI Energy Systems of Niagara, Inc.	Corporation
BFI Energy Systems of Plymouth, Inc.	Corporation
BFI Energy Systems of SEMASS, Inc.	Corporation
BFI Energy Systems of Southeastern Connecticut, Inc.	Corporation
BFI Energy Systems of Southeastern Connecticut, Limited Partnership	Limited Partnership
BFI International, Inc.	Corporation
BFI REF-FUEL, INC.	Corporation
BFI Services Group, Inc.	Corporation
BFI Trans River (GP), Inc.	Corporation
BFI Trans River (LP), Inc.	Corporation
BFI Transfer Systems of Alabama, LLC	Limited Liability Company
BFI Transfer Systems of DC, LLC	Limited Liability Company
BFI Transfer Systems of Georgia, LLC	Limited Liability Company
BFI Transfer Systems of Maryland, LLC	Limited Liability Company
BFI Transfer Systems of Massachusetts, LLC	Limited Liability Company
BFI Transfer Systems of Mississippi, LLC	Limited Liability Company
BFI Transfer Systems of New Jersey, Inc.	Corporation
BFI Transfer Systems of Pennsylvania, LLC	Limited Liability Company
BFI Transfer Systems of Texas, LP	Limited Partnership
BFI Transfer Systems of Virginia, LLC	Limited Liability Company
BFI Waste Services of Indiana, LP	Limited Partnership
BFI Waste Services of Pennsylvania, LLC	Limited Liability Company
BFI Waste Services of Tennessee, LLC	Limited Liability Company
BFI Waste Services of Texas, LP	Limited Partnership
BFI Waste Services, LLC	Limited Liability Company
BFI Waste Systems of Alabama, LLC	Limited Liability Company

BFI Waste Systems of Arkansas, LLC	Limited Liability Company
BFI Waste Systems of Georgia, LLC	Limited Liability Company
BFI Waste Systems of Indiana, LP	Limited Partnership
BFI Waste Systems of Kentucky, LLC	Limited Liability Company
BFI Waste Systems of Louisiana, LLC	Limited Liability Company
BFI Waste Systems of Massachusetts, LLC	Limited Liability Company
BFI Waste Systems of Mississippi, LLC	Limited Liability Company
BFI Waste Systems of Missouri, LLC	Limited Liability Company
BFI Waste Systems of New Jersey, Inc.	Corporation
BFI Waste Systems of North America, LLC	Limited Liability Company
BFI Waste Systems of North Carolina, LLC	Limited Liability Company
BFI Waste Systems of Oklahoma, LLC	Limited Liability Company
BFI Waste Systems of South Carolina, LLC	Limited Liability Company
BFI Waste Systems of Tennessee, LLC	Limited Liability Company
BFI Waste Systems of Virginia, LLC	Limited Liability Company
Bio-Med of Oregon, Inc.	Corporation
BLT Enterprises of Oxnard, Inc.	Corporation
Blue Ridge Landfill General Partnership	General Partnership
Blue Ridge Landfill TX, LP	Limited Partnership
Bom Ambiente Insurance Company	International
Bond County Landfill, Inc.	Corporation
Borrego Landfill, Inc.	Corporation
Borrow Pit Corp.	Corporation
Brenham Total Roll-Offs, LP	Limited Partnership
Brickyard Disposal & Recycling, Inc.	Corporation
Bridgeton Landfill, LLC	Limited Liability Company
Bridgeton Transfer Station, LLC	Limited Liability Company
Browning-Ferris Financial Services, Inc.	Corporation
Browning-Ferris Industries Argentina, S.A.	International
Browning-Ferris Industries Asia Pacific, Inc.	Corporation
Browning-Ferris Industries Chemical Services, Inc.	Corporation
Browning-Ferris Industries de Mexico, S.A. de C.V.	International
Browning-Ferris Industries Europe, Inc.	Corporation
Browning-Ferris Industries of California, Inc.	Corporation
Browning-Ferris Industries of Florida, Inc.	Corporation
Browning-Ferris Industries of Illinois, Inc.	Corporation
Browning-Ferris Industries of New Jersey, Inc.	Corporation
Browning-Ferris Industries of New York, Inc.	Corporation
Browning-Ferris Industries of Ohio, Inc.	Corporation
Browning-Ferris Industries of Tennessee, Inc.	Corporation
Browning-Ferris Industries, Inc.	Corporation
Browning-Ferris Industries, LLC	Limited Liability Company
Browning-Ferris Services, Inc.	Corporation
Browning-Ferris, Inc.	Corporation
Brunswick Waste Management Facility, LLC	Limited Liability Company
Bunting Trash Service, Inc.	Corporation
Butler County Landfill, LLC	Limited Liability Company
C & C Expanded Sanitary Landfill, LLC	Limited Liability Company
Cactus Waste Systems, LLC	Limited Liability Company
Calvert Trash Service Incorporated	Corporation
Calvert Trash Systems, Incorporated	Corporation

Camelot Landfill TX, LP	Limited Partnership
Capital Waste & Recycling, Inc.	Corporation
Capitol Recycling and Disposal, Inc.	Corporation
Carbon Limestone Landfill, LLC	Limited Liability Company
CC Landfill, Inc.	Corporation
CECOS International, Inc.	Corporation
Cefe Landfill TX, LP	Limited Partnership
Celina Landfill, Inc.	Corporation
Central Arizona Transfer, Inc.	Corporation
Central Sanitary Landfill, Inc.	Corporation
Central Virginia Properties, LLC	Limited Liability Company
Champlin Refuse, Inc.	Minority Interest
Charter Evaporation Resource Recovery Systems	Corporation
Cherokee Run Landfill, Inc.	Corporation
Chilton Landfill, LLC	Limited Liability Company
Citizens Disposal, Inc.	Corporation
City-Star Services, Inc.	Corporation
Clarkston Disposal, Inc.	Corporation
Clinton County Landfill Partnership	General Partnership
Cocopah Landfill, Inc.	Corporation
Commercial Reassurance Limited	International
Compactor Rental Systems of Delaware, Inc.	Corporation
Congress Development Co.	Minority Interest
Consolidated Disposal Service, L.L.C.	Limited Liability Company
Consolidated Processing, Inc.	Corporation
Continental Waste Industries — Gary, Inc.	Corporation
Continental Waste Industries, L.L.C.	Limited Liability Company
Copper Mountain Landfill, Inc.	Corporation
Corvallis Disposal Co.	Corporation
County Disposal (Ohio), Inc.	Corporation
County Disposal, Inc.	Corporation
County Environmental Landfill, LLC	Limited Liability Company
County Land Development Landfill, LLC	Limited Liability Company
County Landfill, Inc.	Corporation
County Line Landfill Partnership	General Partnership
Courtney Ridge Landfill, LLC	Limited Liability Company
Covington Waste, Inc.	Corporation
Crescent Acres Landfill, LLC	Limited Liability Company
Crockett Sanitary Service, Inc.	Corporation
Crow Landfill TX, L.P.	Limited Partnership
Cumberland County Development Company, LLC	Limited Liability Company
CWI of Florida, Inc.	Corporation
CWI of Illinois, Inc.	Corporation
CWI of Missouri, Inc.	Corporation
D & L Disposal L.L.C.	Limited Liability Company
Dallas Disposal Co.	Corporation
Delta Container Corporation	Corporation
Delta Dade Recycling Corp.	Corporation
Delta Paper Stock, Co.	Corporation
Delta Resources Corp.	Corporation
Delta Site Development Corp.	Corporation

Delta Waste Corp.	Corporation
Dempsey Waste Systems II, Inc.	Corporation
Denver RL North, Inc.	Corporation
Desarrollo del Rancho La Gloria TX, LP	Limited Partnership
Dinverno, Inc.	Corporation
DTC Management, Inc.	Corporation
E & P Investment Corporation	Corporation
E Leasing Company, LLC	Limited Liability Company
Eagle Industries Leasing, Inc.	Corporation
East Chicago Compost Facility, Inc.	Corporation
ECDC Environmental of Humboldt County, Inc.	Corporation
ECDC Environmental, L.C.	Limited Liability Company
ECDC Holdings, Inc.	Corporation
EcoSort, L.L.C.	Minority Interest
El Centro Landfill, L.P.	Limited Partnership
Elder Creek Transfer & Recovery, Inc.	Corporation
Ellis County Landfill TX, LP	Limited Partnership
Ellis Scott Landfill MO, LLC	Limited Liability Company
Envirocycle, Inc.	Corporation
Environmental Development Corp.	Corporation
Environmental Development Corp.	International
Environmental Reclamation Company	Corporation
Environtech, Inc.	Corporation
Envotech-Illinois L.L.C.	Limited Liability Company
Evergreen National Indemnity Company	Minority Interest
Evergreen Scavenger Service, Inc.	Corporation
Evergreen Scavenger Service, L.L.C.	Limited Liability Company
Executive Committee	Committee
F. P. McNamara Rubbish Removal, Inc.	Corporation
Flint Hill Road, LLC	Limited Liability Company
FLL, Inc.	Corporation
Foothill Sanitary Landfill, Inc.	Minority Interest
Forest View Landfill, LLC	Limited Liability Company
Fort Worth Landfill TX, LP	Limited Partnership
Forward, Inc.	Corporation
Fred Barbara Trucking Co., Inc.	Corporation
Frontier Waste Services (Colorado), LLC	Limited Liability Company
Frontier Waste Services (Utah), LLC	Limited Liability Company
Frontier Waste Services of Louisiana L.L.C.	Limited Liability Company
Frontier Waste Services, L.P.	Limited Partnership
G. Van Dyken Disposal Inc.	Corporation
Galveston County Landfill TX, LP	Limited Partnership
Gateway Landfill, LLC	Limited Liability Company
GEK, Inc.	Corporation
General Refuse Rolloff Corp.	Corporation
General Refuse Service of Ohio, LLC	Limited Liability Company
Georgia Recycling Services, Inc.	Corporation
Giles Road Landfill TX, LP	Limited Partnership
Global Indemnity Assurance Company	Corporation
Golden Bear Transfer Services, Inc.	Corporation
Golden Triangle Landfill TX, LP	Limited Partnership

Golden Waste Disposal, Inc.	Corporation
Governance Committee	Committee
Grants Pass Sanitation, Inc.	Corporation
Great Lakes Disposal Service, Inc.	Corporation
Great Plains Landfill OK, LLC	Limited Liability Company
Green Valley Landfill General Partnership	General Partnership
Greenridge Reclamation, LLC	Limited Liability Company
Greenridge Waste Services, LLC	Limited Liability Company
Greenwood Landfill TX, LP	Limited Partnership
Gulf West Landfill TX, LP	Limited Partnership
Gulfcoast Waste Service, Inc.	Corporation
H Leasing Company, LLC	Limited Liability Company
Hancock County Development Company, LLC	Limited Liability Company
Harland’s Sanitary Landfill, Inc.	Corporation
Harrison County Landfill, LLC	Limited Liability Company
HMD Waste, L.L.C.	Limited Liability Company
Honeygo Run Reclamation Center, Inc.	Corporation
Hyder Waste Container, Inc.	Corporation
Illiana Disposal Partnership	General Partnership
Illinois Landfill, Inc.	Corporation
Illinois Recycling Services, Inc.	Corporation
Illinois Valley Recycling, Inc.	Corporation
Imperial Landfill, Inc.	Corporation
Independent Trucking Company	Corporation
Ingrum Waste Disposal, Inc.	Corporation
International Disposal Corp. of California	Corporation
Island Waste Services Ltd.	Corporation
Itasca Landfill TX, LP	Limited Partnership
Jackson County Landfill, LLC	Limited Liability Company
Jasper County Development Company Partnership	General Partnership
Jefferson City Landfill, LLC	Limited Liability Company
Jefferson Parish Development Company, LLC	Limited Liability Company
Jetter Disposal, Inc.	Corporation
K & K Trash Removal, Inc.	Corporation
Kandel Enterprises, LLC	Limited Liability Company
Kankakee Quarry, Inc.	Corporation
Keller Canyon Landfill Company	Corporation
Keller Drop Box, Inc.	Corporation
Kent-Meridian Disposal Company	Minority Interest
Kerrville Landfill TX, LP	Limited Partnership
Key Waste Indiana Partnership	General Partnership
La Cañada Disposal Company, Inc.	Corporation
Lake County C & D Development Partnership	General Partnership
Lake Norman Landfill, Inc.	Corporation
LandComp Corporation	Corporation
Lathrop Sunrise Sanitation Corporation	Corporation
Lead Director	Committee
Lee County Landfill SC, LLC	Limited Liability Company
Lee County Landfill, Inc.	Corporation
Lemons Landfill, LLC	Limited Liability Company
Lewisville Landfill TX, LP	Limited Partnership

Liberty Waste Holdings, Inc.	Corporation
Liberty Waste Services Limited, L.L.C.	Limited Liability Company
Liberty Waste Services of Illinois, L.L.C.	Limited Liability Company
Liberty Waste Services of McCook, L.L.C.	Limited Liability Company
Little Creek Landing, LLC	Limited Liability Company
Local Sanitation of Rowan County, L.L.C.	Limited Liability Company
Loop Recycling, Inc.	Corporation
Loop Transfer, Incorporated	Corporation
Lorain County Landfill, LLC	Limited Liability Company
Louis Pinto & Son, Inc., Sanitation Contractors	Corporation
Lucas County Land Development, Inc.	Corporation
Lucas County Landfill, LLC	Limited Liability Company
M-G Disposal Services, L.L.C.	Limited Liability Company
Madison County Development, LLC	Limited Liability Company
Management Development/Compensation Committee	Committee
Manumit of Florida, Inc.	Corporation
Marion Resource Recovery Facility, LLC	Minority Interest
Mars Road TX, LP	Limited Partnership
McCarty Road Landfill TX, LP	Limited Partnership
McCusker Recycling, Inc.	Corporation
McInnis Waste Systems, Inc.	Corporation
Menands Environmental Solutions, LLC	Limited Liability Company
Mesa Disposal, Inc.	Corporation
Mesquite Landfill TX, LP	Limited Partnership
Mexia Landfill TX, LP	Limited Partnership
Midway Development Company, Inc.	Corporation
Minneapolis Refuse, Incorporated	Minority Interest
Mississippi Waste Paper Company	Corporation
Missouri City Landfill, LLC	Limited Liability Company
Modern-Mallard Energy, LLC	Limited Liability Company
Morehead Landfill General Partnership	General Partnership
Mountain Home Disposal, Inc.	Corporation
N Leasing Company, LLC	Limited Liability Company
NationsWaste Catawba Regional Landfill, Inc.	Corporation
NationsWaste, Inc.	Corporation
Ncorp, Inc.	Corporation
New Morgan Landfill Company, Inc.	Corporation
New York Waste Services, LLC	Limited Liability Company
Newco Waste Systems of New Jersey, Inc.	Corporation
Newton County Landfill Partnership	General Partnership
Noble Road Landfill, Inc.	Corporation
Northeast Landfill, LLC	Limited Liability Company
Northlake Transfer, Inc.	Corporation
Northwest Tennessee Disposal Corp.	Corporation
Oakland Heights Development, Inc.	Corporation
Obscurity Land Development, LLC	Limited Liability Company
Oceanside Waste & Recycling Services	General Partnership
Ohio Republic Contracts, II, Inc.	Corporation
Ohio Republic Contracts, Inc.	Corporation
Oklahoma City Landfill, L.L.C.	Limited Liability Company
Oscar’s Collection System of Fremont, Inc.	Corporation

Otay Landfill, Inc.	Corporation
Ottawa County Landfill, Inc.	Corporation
Packerton Land Company, L.L.C.	Limited Liability Company
Palomar Transfer Station, Inc.	Corporation
Panama Road Landfill, TX, L.P.	Limited Partnership
Peltier Real Estate Company	Corporation
Peninsula Waste Systems, LLC	Limited Liability Company
Perdomo & Sons, Inc.	Corporation
Perdomo/BLT Enterprises, LLC	Limited Liability Company
Pinal County Landfill Corp.	Corporation
Pine Bend Holdings L.L.C.	Minority Interest
Pine Hill Farms Landfill TX, LP	Limited Partnership
Pinecrest Landfill OK, LLC	Limited Liability Company
Pittsburg County Landfill, Inc.	Corporation
Pleasant Oaks Landfill TX, LP	Limited Partnership
Polk County Landfill, LLC	Limited Liability Company
Port Clinton Landfill, Inc.	Corporation
Portable Storage Co.	Corporation
Preble County Landfill, Inc.	Corporation
Price & Sons Recycling Company	Corporation
Prichard Landfill Corporation	Corporation
Pricing Committee	Committee
Prince George’s County Landfill, LLC	Limited Liability Company
R.C. Miller Enterprises, Inc.	Corporation
R.C. Miller Refuse Service, Inc.	Corporation
Rabanco Companies	General Partnership
Rabanco Recycling, Inc.	Corporation
Rabanco, Ltd.	Corporation
Ramona Landfill, Inc.	Corporation
RCS, Inc.	Corporation
Ref-Fuel Canada Ltd.	International
Regional Disposal Company	Joint Venture
Reliable Disposal, Inc.	Corporation
Republic Dumpco, Inc.	Corporation
Republic Environmental Technologies, Inc.	Corporation
Republic Ohio Contracts, LLC	Limited Liability Company
Republic Services Aviation, Inc.	Corporation
Republic Services Employee Relief Fund	Not For Profit Corporation
Republic Services Financial LP, Inc.	Corporation
Republic Services Financial, Limited Partnership	Limited Partnership
Republic Services Group, LLC	Limited Liability Company
Republic Services Holding Company, Inc.	Corporation
Republic Services of Arizona Hauling, LLC	Limited Liability Company
Republic Services of Buffalo, LLC	Limited Liability Company
Republic Services of California Holding Company, Inc.	Corporation
Republic Services of California II, LLC	Limited Liability Company
Republic Services of Canada, Inc.	International
Republic Services of Colorado Hauling, LLC	Limited Liability Company
Republic Services of Colorado I, LLC	Limited Liability Company
Republic Services of Florida GP, Inc.	Corporation
Republic Services of Florida LP, Inc.	Corporation

Republic Services of Florida, Limited Partnership	Limited Partnership
Republic Services of Georgia GP, LLC	Limited Liability Company
Republic Services of Georgia LP, LLC	Limited Liability Company
Republic Services of Georgia, Limited Partnership	Limited Partnership
Republic Services of Indiana LP, Inc.	Corporation
Republic Services of Indiana Transportation, LLC	Limited Liability Company
Republic Services of Indiana, Limited Partnership	Limited Partnership
Republic Services of Kentucky, LLC	Limited Liability Company
Republic Services of Maryland, LLC	Limited Liability Company
Republic Services of Michigan Hauling, LLC	Limited Liability Company
Republic Services of Michigan Holding Company, Inc.	Corporation
Republic Services of Michigan I, LLC	Limited Liability Company
Republic Services of Michigan II, LLC	Limited Liability Company
Republic Services of Michigan III, LLC	Limited Liability Company
Republic Services of Michigan IV, LLC	Limited Liability Company
Republic Services of Michigan V, LLC	Limited Liability Company
Republic Services of New Jersey, LLC	Limited Liability Company
Republic Services of North Carolina, LLC	Limited Liability Company
Republic Services of Ohio Hauling, LLC	Limited Liability Company
Republic Services of Ohio I, LLC	Limited Liability Company
Republic Services of Ohio II, LLC	Limited Liability Company
Republic Services of Ohio III, LLC	Limited Liability Company
Republic Services of Ohio IV, LLC	Limited Liability Company
Republic Services of Pennsylvania, LLC	Limited Liability Company
Republic Services of Sonoma County, Inc.	Corporation
Republic Services of South Carolina, LLC	Limited Liability Company
Republic Services of Southern California, LLC	Limited Liability Company
Republic Services of Tennessee, LLC	Limited Liability Company
Republic Services of Virginia, LLC	Limited Liability Company
Republic Services of Wisconsin GP, LLC	Limited Liability Company
Republic Services of Wisconsin LP, LLC	Limited Liability Company
Republic Services of Wisconsin, Limited Partnership	Limited Partnership
Republic Services Procurement, Inc.	Corporation
Republic Services Real Estate Holding, Inc.	Corporation
Republic Services Risk Management, Inc.	Corporation
Republic Services Vasco Road, LLC	Limited Liability Company
Republic Services, Inc.	Corporation
Republic Services, Inc. Employees for Better Government PAC	Political Action Committee
Republic Silver State Disposal, Inc.	Corporation
Republic Transportation Services of Canada, Inc.	International
Republic Waste Services of Southern California, LLC	Limited Liability Company
Republic Waste Services of Texas GP, Inc.	Corporation
Republic Waste Services of Texas LP, Inc.	Corporation
Republic Waste Services of Texas, Ltd.	Limited Partnership
Republic Waste, Limited Partnership	Limited Partnership
Resource Recovery, Inc.	Corporation
RI/Alameda Corp.	Corporation
Richmond Sanitary Service, Inc.	Corporation
Rio Grande Valley Landfill TX, LP	Limited Partnership
Risk Services, Inc.	Corporation
RITM, LLC	Limited Liability Company

Rock Road Industries, Inc.	Corporation
Roosevelt Associates	Minority Interest
Ross Bros. Waste & Recycling Co.	Corporation
Rossman Sanitary Service, Inc.	Corporation
Roxana Landfill, Inc.	Corporation
Royal Holdings, Inc.	Corporation
Royal Oaks Landfill TX, LP	Limited Partnership
RSG Cayman Group, Inc.	Corporation
Rubbish Control, LLC	Limited Liability Company
RWS Texas Leasing Company, LLC	Limited Liability Company
RWS Transport, L.P.	Limited Partnership
S & S Recycling, Inc.	Corporation
S Leasing Company, LLC	Limited Liability Company
Saguaro National Captive Insurance Company	Corporation
Saline County Landfill, Inc.	Corporation
San Diego Landfill Systems, LLC	Limited Liability Company
San Marcos NCRRF, Inc.	Corporation
Sand Valley Holdings, L.L.C.	Limited Liability Company
Sandy Hollow Landfill Corp.	Corporation
Sangamon Valley Landfill, Inc.	Corporation
Sanifill, Inc.	Corporation
Sanitary Disposal Service, Inc.	Corporation
Sauk Trail Development, Inc.	Corporation
Schofield Corporation of Orlando	Corporation
Show-Me Landfill, LLC	Limited Liability Company
Shred — All Recycling Systems, Inc.	Corporation
Solano Garbage Company	Corporation
Source Recycling, Inc.	Corporation
South Central Texas Land Co. TX, LP	Limited Partnership
South Trans, Inc.	Corporation
Southeast Landfill, LLC	Limited Liability Company
Southern Illinois Regional Landfill, Inc.	Corporation
Southwest Landfill TX, LP	Limited Partnership
Springfield Environmental General Partnership	General Partnership
St. Bernard Parish Development Company, LLC	Limited Liability Company
St. Joseph Landfill, LLC	Limited Liability Company
Standard Disposal Services, Inc.	Corporation
Standard Environmental Services, Inc.	Corporation
Standard Waste, Inc.	Corporation
Streator Area Landfill, Inc.	Corporation
Suburban Transfer, Inc.	Corporation
Suburban Warehouse, Inc.	Corporation
Summit Waste Systems, Inc.	Corporation
Sunrise Sanitation Service, Inc.	Corporation
Sunset Disposal Service, Inc.	Corporation
Sunset Disposal, Inc.	Corporation
Sycamore Landfill, Inc.	Corporation
Tate’s Transfer Systems, Inc.	Corporation
Tay-Ban Corporation	Corporation
Taylor Ridge Landfill, Inc.	Corporation
Tennessee Union County Landfill, Inc.	Corporation

Tessman Road Landfill TX, LP	Limited Partnership
The Ecology Group, Inc.	Corporation
Thomas Disposal Service, Inc.	Corporation
Tippecanoe County Waste Services Partnership	General Partnership
Tom Luciano’s Disposal Service, Inc.	Corporation
Total Roll-Offs, L.L.C.	Limited Liability Company
Total Solid Waste Recyclers, Inc.	Corporation
Tri-County Refuse Service, Inc.	Corporation
Tri-State Recycling Services, Inc.	Corporation
Tri-State Refuse Corporation	Corporation
Tricil (N.Y.), Inc.	Corporation
Turkey Creek Landfill TX, LP	Limited Partnership
United Disposal Service, Inc.	Corporation
Upper Rock Island County Landfill, Inc.	Corporation
Valley Landfills, Inc.	Corporation
VHG, Inc.	Corporation
Victoria Landfill TX, LP	Limited Partnership
Vining Disposal Service, Inc.	Corporation
Warner Hill Development Company	Corporation
Warrick County Development Company	General Partnership
Wasatch Regional Landfill, Inc.	Corporation
Waste Control Systems, Inc.	Corporation
Waste Services of New York, Inc.	Corporation
Wastehaul, Inc.	Corporation
Wayne County Land Development, LLC	Limited Liability Company
Wayne County Landfill IL, Inc.	Corporation
Wayne Developers, LLC	Limited Liability Company
WDTR, Inc.	Corporation
Webster Parish Landfill, L.L.C.	Limited Liability Company
West Contra Costa Energy Recovery Company	Corporation
West Contra Costa Sanitary Landfill, Inc.	Corporation
West County Landfill, Inc.	Corporation
West County Resource Recovery, Inc.	Corporation
Whispering Pines Landfill TX, LP	Limited Partnership
Willamette Resources, Inc.	Corporation
Williams County Landfill Inc.	Corporation
Willow Ridge Landfill, LLC	Limited Liability Company
Wilshire Disposal Service	Corporation
WJR Environmental, Inc.	Corporation
Woodlake Sanitary Service, Inc.	Corporation
Zakaroff Services	Corporation